                        SIGNATURES OF REPORTING PERSONS
   This Statement on Form 4 is filed by the Reporting Persons listed below.
Dated:  January 3, 2019

                                  SILVER PRIVATE HOLDINGS I, LLC
                                  By: Silver Private Investments,
                                  LLC, its sole member

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Authorized Signatory

                                  SILVER PRIVATE INVESTMENTS, LLC

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Authorized Signatory

                                  SIRIS PARTNERS III, L.P.
                                  SIRIS PARTNERS III PARALLEL, L.P.
                                  By: Siris Partners GP III, L.P., its general
                                  partner
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Managing Member

                                  SIRIS PARTNERS GP III, L.P.
                                  By: Siris GP HoldCo III, LLC, its general
                                  partner

                                  By:   /s/ Peter Berger
                                        --------------------------
                                        Name: Peter Berger
                                        Title:   Managing Member

                                  SIRIS GP HOLDCO III, LLC

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Managing Member

                                  SIRIS CAPITAL GROUP III, L.P.
                                  By: Siris Group GP, LLC, its general partner

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Manager

                                  SIRIS CAPITAL GROUP, LLC
                                  By:  Siris Group GP, LLC, its managing member

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Manager

                                  SIRIS GROUP GP, LLC

                                  By:   /s/ Peter Berger
                                        -----------------------------------
                                        Name: Peter Berger
                                        Title:   Manager